AMENDMENT

This Amendment (this “Amendment”), dated as of February 7, 2006, is entered into by and among HOUSE OF BRUSSELS CHOCOLATES, INC., a Nevada corporation (the "Company"), certain subsidiaries of the Company signatories below (the “Subsidiaries”) and LAURUS MASTER FUND, LTD., a Cayman Islands company ("Laurus"), for the purpose of amending the terms of (i) that certain Secured Convertible Term Note, dated March 29, 2005 (as amended, modified or supplemented from time to time, the “Term Note”) issued by the Company to Laurus, (ii) that certain Secured Convertible Minimum Borrowing Note, dated March 29, 2005, issued by the Company and certain subsidiaries of the Company to Laurus (as amended, modified or supplemented from time to time, the “Minimum Borrowing Note”), (iii) that certain Secured Convertible Revolving Note, dated March 29, 2005, issued by the Company and certain subsidiaries of the Company to Laurus (as amended, modified or supplemented from time to time, the “Revolving Note”) and (iv) that certain Registration Rights Agreement, dated as of March 29, 2005, by and between the Company and Laurus (as amended, modified or supplemented from time to time, the “Registration Rights Agreement”). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Term Note.

WHEREAS, the Company and Laurus have agreed to make certain changes to the Term Note as set forth herein; and

WHEREAS, Laurus has agreed to postpone the obligation of the Company to make certain scheduled amortization payments in accordance with the terms of the Term Note as set forth herein;

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Laurus and the Company hereby agree that the Company shall not be required to pay the Monthly Principal Amount due on the first business day of December 2005, January 2006 and February 2006 on such dates, and instead such Monthly Principal Amounts shall be due and payable on the Maturity Date.

2.    Section 2.1(a) of the Term Note is hereby amended by deleting the last sentence of said Section and inserting the following new sentence in lieu thereof:

“For purposes hereof, subject to Section 3.6 hereof, the “Fixed Conversion Price” shall mean (i) with respect to the first $500,000 principal amount of this Note converted on or after February 7, 2006 (and all interest and fees related thereto), $0.35 and (ii) with respect to the remaining principal amount of this Note converted pursuant to the terms hereof (and all interest and fees related thereto), $0.88.”

3.    The Company hereby agrees to, on or prior to February 10, 2006, if required by applicable law, file a Rule 424(b) supplement or supplements (collectively, the “Post-Effective Supplements”) to its Registration Statement with the Securities and Exchange Commission (the “SEC”) relating to each of the Term Note, the Minimum Borrowing Note and the Revolving Note and, in each case, the warrants issued in connection therewith (collectively, the “Existing Registration Statement”), which Post-Effective Supplement states the Fixed Conversion Price applicable to the Term Note after giving effect to this Amendment.

4.    The Company and Laurus hereby agree that the “Filing Date”, under and as defined in the Registration Rights Agreement with respect to the shares issuable as a result of the changes to the Fixed Conversion Price of the Term Note set forth in Section 2 of this Amendment shall be the date that is the earlier of (x) the filing with the Securities and Exchange Commission of the Company’s next resale registration statement with respect to its Common Stock and (y) August 1, 2006.

5.    Laurus hereby agrees that the consummation of the recent cash common equity investment into the Company in the aggregate amount of $500,000 completed prior to the date hereof shall not result in any antidilution event set forth in any of Section 3.6 of the Term Note, Section 3.6(c) of the Minimum Borrowing Note or Section 2.6(c) of the Revolving Note.

6.    This Amendment shall be effective as of the date hereof following the execution and delivery of same by each of the Company and Laurus

7.    Except as specifically set forth in this Amendment, there are no other amendments to the Term Note, the Minimum Borrowing Note or the Revolving Note, and all of the other forms, terms and provisions of the Term Note, the Minimum Borrowing Note and the Revolving Note remain in full force and effect.

8.    The Company hereby represents and warrants to Laurus that as of the date hereof, after giving effect to this Amendment, (i) no Event of Default (as defined in either of the Term Note or the Security Agreement referred to in the Minimum Borrowing Note) exists and is continuing and (ii) all representations, warranties and covenants made by Company in connection with the Purchase Agreement referred to in the Term Note, the Related Agreements referred to in such Purchase Agreement, the Security Agreement referred to in the Minimum Borrowing Note and/or any Ancillary Agreement referred to in such Security Agreement are true, correct and complete and all of Company’s and its Subsidiaries’ covenant requirements have been met. The Company hereby agrees to file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this Amendment as soon as practicable, but no later than February 10, 2006.

9.    This Amendment shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each of the Company, the Subsidiaries and Laurus has caused this Amendment to be effective and signed in its name effective as of the date set forth above.

HOUSE OF BRUSSELS CHOCOLATES INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

HOUSE OF BRUSSELS HOLDINGS LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

BRUSSELS CHOCOLATES LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

HOUSE OF BRUSSELS CHOCOLATES (USA) LTD.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: CEO

DEBAS CHOCOLATE INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: Chairman

CHOCOMED, INC.

By:	/s/ Grant Petersen
Name: Grant Petersen
Title: Chairman

LAURUS MASTER FUND, LTD.

By:	/s/ David Grin
Name: David Grin
Title: Director